Inventories, Net - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Inventory, Work in Process and Raw Materials [Abstract]
Raw materials	¥ 81,027	$ 12,716	¥ 27,637
Work in progress	7,902	1,240	24,849
Finished goods	34,281	5,379	15,535
Inventory, Net	¥ 123,210	$ 19,335	¥ 68,021